Exhibit 99.1
Five9 Reports Second Quarter Revenue Growth of 23%
39% Growth in LTM Enterprise Subscription Revenue
Positive Operating Cash Flow for Sixth Consecutive Quarter
Raises 2017 Guidance for Revenue and Bottom Line

SAN RAMON, CALIF. - August 3, 2017 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud software for the enterprise contact center market, today reported results for the second quarter ended June 30, 2017.
Second Quarter 2017 Financial Results

•	Revenue for the second quarter of 2017 increased 23% to a record $47.7 million, compared to $38.9 million for the second quarter of 2016.

•	GAAP gross margin was 57.5% for the second quarter of 2017, compared to 56.9% for the second quarter of 2016.

•	Adjusted gross margin was 62.3% for the second quarter of 2017, compared to 61.9% for the second quarter of 2016.

•	GAAP net loss for the second quarter of 2017 was $(4.0) million, or $(0.07) per share, compared to a GAAP net loss of $(3.5) million, or $(0.07) per share, for the second quarter of 2016.

•	Non-GAAP net loss for the second quarter of 2017 was $(0.07) million, or $(0.00) per share, compared to a non-GAAP net loss of $(0.8) million, or $(0.02) per share, for the second quarter of 2016.

•	Adjusted EBITDA for the second quarter of 2017 was $3.0 million, or 6.2% of revenue, compared to $2.3 million, or 5.9% of revenue, for the second quarter of 2016.

•
GAAP operating cash flow for the second quarter of 2017 was $0.08 million, compared to GAAP operating cash flow of $2.2 million for the second quarter of 2016. Operating cash flow in the second quarter of 2017 was adversely impacted by the $1.7 million settlement payment, recorded in the first quarter of 2017, regarding a successor liability from a 2013 acquisition.

“Our second quarter revenue exceeded expectations, with revenue growing 23% to a record $47.7 million. This revenue growth continues to be driven by our Enterprise business, which delivered 39% growth in LTM Enterprise subscription revenue.  I am extremely pleased that we had our best quarter ever for Enterprise bookings in the second quarter and our sales pipeline reached another all-time high. We also extended our product leadership with our recently announced 2017 Summer release for global enterprises. Given our leadership in the market and our strong business momentum, we are again raising 2017 guidance.”
- Mike Burkland, President and CEO, Five9

Business Outlook

•	For the full year 2017, Five9 expects to report:

•	Revenue in the range of $193.5 to $195.5 million, up from the prior guidance range of $190.6 to $193.6 million that was previously provided on May 3, 2017.

•
GAAP net loss in the range of $(15.3) to $(17.3) million, or $(0.28) to $(0.32) per share, improved from the prior guidance range of $(16.8) to $(19.8) million, or $(0.31) to $(0.37) per share, that was previously provided on May 3, 2017.

•
Non-GAAP net income or loss in the range of $1.8 to $(0.2) million, or $0.03 to $(0.00) per share, improved from the prior guidance range of $0.5 to $(2.5) million, or $0.01 to $(0.05) per share, that was previously provided on May 3, 2017.

•	For the third quarter of 2017, Five9 expects to report:

•	Revenue in the range of $47.5 to $48.5 million.

•	GAAP net loss in the range of $(4.3) to $(5.3) million, or a loss of $(0.08) to $(0.10) per share.

•	Non-GAAP net loss in the range of $(0.2) to $(1.2) million, or a loss of $(0.00) to $(0.02) per share.

Conference Call Details
Five9 will discuss its second quarter 2017 results today, August 3, 2017, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 1761613), please dial: 877-723-9523 or 719-325-4776. An audio replay of the call will be available through August 17, 2017 by dialing 888-203-1112 or 719-457-0820 and entering access code 1761613. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K, and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit by adding back the following items to gross profit: depreciation, amortization, and stock-based compensation expense. We calculate adjusted EBITDA by adding back or removing the following items to or from net loss: depreciation, intangibles amortization, interest expense, income tax expense, stock-based compensation expense, non-recurring litigation settlement costs, and interest income and other, which consists primarily of non-cash adjustment on investment, interest income and foreign exchange gains and losses. We calculate non-GAAP operating income (loss) as operating loss excluding stock-based compensation expense, intangibles amortization and non-recurring litigation settlement costs. We calculate non-GAAP net loss as net loss excluding stock-based compensation expense, intangibles amortization, amortization of debt discount and issuance costs, non-recurring litigation settlement costs, and non-cash adjustments on investment. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.  Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the

Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s market position, enterprise bookings and momentum and sales pipeline, and the third quarter 2017 and full year 2017 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (iii) our recent rapid growth may not be indicative of our future growth, and if we continue to grow rapidly, we may fail to manage our growth effectively; (iv) failure to adequately expand our direct sales force will impede our growth; (v) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, security breaches, or other issues, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (vi) the markets in which we participate are highly competitive, and if we do not compete effectively, our operating results could be harmed; (vii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (viii) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (ix) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (x) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could subject us to, among other things, claims for credits or damages; (xi) we have a history of losses and we may be unable to achieve or sustain profitability; (xii) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; and (xiii) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K. Such forward looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud software for the enterprise contact center market, bringing the power of the cloud to thousands of customers and facilitating more than three billion customer interactions annually. Since 2001, Five9 has led the cloud revolution in contact centers, helping organizations transition from legacy premise-based solutions to the cloud. Five9 provides businesses with cloud contact center software that is reliable, secure, compliant, and scalable, which is designed to create exceptional customer experiences, increase agent productivity, and deliver tangible business results. For more information, visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$57,149	$58,122
Accounts receivable, net	16,281	13,881
Prepaid expenses and other current assets	7,074	3,008
Total current assets	80,504	75,011
Property and equipment, net	15,656	14,688
Intangible assets, net	1,306	1,539
Goodwill	11,798	11,798
Other assets	2,199	2,203
Total assets	$111,463	$105,239

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,586	$3,366
Accrued and other current liabilities	10,277	9,604
Accrued federal fees	3,261	2,742
Sales tax liability	1,191	1,347
Notes payable	663	742
Capital leases	6,155	6,230
Deferred revenue	11,903	10,047
Total current liabilities	38,036	34,078
Revolving line of credit	32,594	32,594
Sales tax liability — less current portion	1,284	1,476
Notes payable — less current portion	—	318
Capital leases — less current portion	6,384	5,915
Other long-term liabilities	1,010	530
Total liabilities	79,308	74,911
Stockholders’ equity:
Common stock	55	53
Additional paid-in capital	207,813	196,555
Accumulated deficit	(175,713)	(166,280)
Total stockholders’ equity	32,155	30,328
Total liabilities and stockholders’ equity	$111,463	$105,239

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Revenue	$47,727	$38,886	$94,741	$76,901
Cost of revenue	20,273	16,764	40,244	33,374
Gross profit	27,454	22,122	54,497	43,527
Operating expenses:
Research and development	6,836	5,799	13,683	11,601
Sales and marketing	16,932	12,637	32,710	25,343
General and administrative	6,845	5,882	15,705	12,418
Total operating expenses	30,613	24,318	62,098	49,362
Loss from operations	(3,159)	(2,196)	(7,601)	(5,835)
Other income (expense), net:
Interest expense	(888)	(1,197)	(1,770)	(2,396)
Interest income and other	90	(33)	208	(78)
Total other income (expense), net	(798)	(1,230)	(1,562)	(2,474)
Loss before income taxes	(3,957)	(3,426)	(9,163)	(8,309)
Provision for income taxes	50	42	99	70
Net loss	$(4,007)	$(3,468)	$(9,262)	$(8,379)
Net loss per share:
Basic and diluted	$(0.07)	$(0.07)	$(0.17)	$(0.16)
Shares used in computing net loss per share:
Basic and diluted	54,723	52,143	54,208	51,760

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six Months Ended
	June 30, 2017	June 30, 2016

Cash flows from operating activities:
Net loss	$(9,262)	$(8,379)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,365	4,163
Provision for doubtful accounts	45	41
Stock-based compensation	6,983	4,408
Loss (gain) on disposal of property and equipment	(13)	2
Non-cash adjustment on investment	(161)	—
Amortization of debt discount and issuance costs	40	178
Accretion of interest	10	—
Others	(1)	(7)
Changes in operating assets and liabilities:
Accounts receivable	(2,426)	(245)
Prepaid expenses and other current assets	(4,106)	(1,206)
Other assets	166	62
Accounts payable	1,187	357
Accrued and other current liabilities	909	1,389
Accrued federal fees and sales tax liability	171	12
Deferred revenue	2,025	1,535
Other liabilities	311	(53)
Net cash provided by operating activities	243	2,257
Cash flows from investing activities:
Purchases of property and equipment	(1,178)	(568)
Increase in restricted cash	—	(60)
Net cash used in investing activities	(1,178)	(628)
Cash flows from financing activities:
Proceeds from exercise of common stock options	2,303	3,352
Proceeds from sale of common stock under ESPP	1,800	792
Repayments of notes payable	(400)	(3,563)
Payments of capital leases	(3,741)	(3,056)
Net cash used in financing activities	(38)	(2,475)
Net decrease in cash and cash equivalents	(973)	(846)
Cash and cash equivalents:
Beginning of period	58,122	58,484
End of period	$57,149	$57,638

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(Unaudited, in thousands, except percentages)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

GAAP gross profit	$27,454	$22,122	$54,497	$43,527
GAAP gross margin	57.5%	56.9%	57.5%	56.6%
Non-GAAP adjustments:
Depreciation	1,628	1,528	3,116	3,120
Intangibles amortization	88	88	176	176
Stock-based compensation	575	329	1,009	594
Adjusted gross profit	$29,745	$24,067	$58,798	$47,417
Adjusted gross margin	62.3%	61.9%	62.1%	61.7%

RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

GAAP net loss	$(4,007)	$(3,468)	$(9,262)	$(8,379)
Non-GAAP adjustments:
Depreciation and amortization	2,270	2,060	4,365	4,163
Stock-based compensation	3,854	2,414	6,983	4,408
Interest expense	888	1,197	1,770	2,396
Interest income and other	(90)	33	(208)	78
Legal settlement	—	—	1,700	—
Legal and indemnification fees related to settlement	—	—	135	—
Provision for income taxes	50	42	99	70
Adjusted EBITDA	$2,965	$2,278	$5,582	$2,736

FIVE9, INC.

RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP OPERATING INCOME (LOSS)
(Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Loss from operations	$(3,159)	$(2,196)	$(7,601)	$(5,835)
Non-GAAP adjustments:
Stock-based compensation	3,854	2,414	6,983	4,408
Intangibles amortization	117	128	234	256
Legal settlement	—	—	1,700	—
Legal and indemnification fees related to settlement	—	—	135	—
Non-GAAP operating income (loss)	$812	$346	$1,451	$(1,171)

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

GAAP net loss	$(4,007)	$(3,468)	$(9,262)	$(8,379)
Non-GAAP adjustments:
Stock-based compensation	3,854	2,414	6,983	4,408
Intangibles amortization	117	128	234	256
Amortization of debt discount and issuance costs	20	87	40	178
Legal settlement	—	—	1,700	—
Legal and indemnification fees related to settlement	—	—	135	—
Non-cash adjustment on investment	(58)	—	(161)	—
Non-GAAP net loss	$(74)	$(839)	$(331)	$(3,537)

GAAP net loss per share:
Basic and diluted	$(0.07)	$(0.07)	$(0.17)	$(0.16)
Non-GAAP net loss per share:
Basic and diluted	$—	$(0.02)	$(0.01)	$(0.07)
Shares used in computing GAAP and non-GAAP net loss per share:
Basic and diluted	54,723	52,143	54,208	51,760

FIVE9, INC.
SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(Unaudited, in thousands)

	Three Months Ended
	June 30, 2017			June 30, 2016
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$575	$1,628	$88	$329	$1,528	$88
Research and development	801	237	—	528	161	—
Sales and marketing	1,224	1	29	544	26	28
General and administrative	1,254	287	—	1,013	217	12
Total	$3,854	$2,153	$117	$2,414	$1,932	$128

	Six Months Ended
	June 30, 2017			June 30, 2016
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$1,009	$3,116	$176	$594	$3,120	$176
Research and development	1,438	443	—	963	309	—
Sales and marketing	2,152	2	58	978	51	56
General and administrative	2,384	570	—	1,873	427	24
Total	$6,983	$4,131	$234	$4,408	$3,907	$256

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS) – GUIDANCE
(Unaudited, in thousands, except per share data)

	Three Months Ending		Year Ending
	September 30, 2017		December 31, 2017
	Low	High	Low	High

GAAP net loss	$(4,327)	$(5,327)	$(15,307)	$(17,307)
Non-GAAP adjustments:
Stock-based compensation	3,991	3,991	14,887	14,887
Intangibles amortization	116	116	465	465
Legal settlement	—	—	1,700	1,700
Legal and indemnification fees related to settlement	—	—	135	135
Non-cash adjustment on investment	—	—	(161)	(161)
Amortization of debt discount and issuance costs	20	20	81	81
Non-GAAP net income (loss)	$(200)	$(1,200)	$1,800	$(200)
GAAP net loss per share, basic and diluted	$(0.08)	$(0.10)	$(0.28)	$(0.32)
Non-GAAP net income (loss) per share, basic and diluted	$—	$(0.02)	$0.03	$—
Shares used in computing GAAP net loss and non-GAAP net income (loss) per share:
Basic	54,900	54,900	54,700	54,700
Diluted	54,900	54,900	59,000	54,700

Investor Relations Contact:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com

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